Umpqua and Sterling: **Combining to create the West Coast's largest community bank**

Improved return on capital, increased scale and superior execution

Strategic merger
September 11, 2013

UMPQUA B·A·N·K

STERLINGBANK

Safe harbor statement

This presentation includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including those set forth from time to time in Umpqua's filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. Specific risks in this presentation include whether shareholders approve the merger, whether the companies receive regulatory approvals, the timing of closing, whether the companies have accurately predicted acquisition and consolidation expenses, the timing and amount of savings from consolidation, the expected earnings contributions of both companies and management's ability to effectively integrate the companies.

This presentation may be deemed to be offering or solicitation materials of Umpqua and Sterling in connection with the proposed merger of Sterling with and into Umpqua. **Shareholders of both companies are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4, which Umpqua will file with the SEC in connection with the proposed acquisition, because it will contain important information about Umpqua, Sterling, the acquisition and related matters.** The directors and executive officers of Umpqua and Sterling may be deemed to be participants in the solicitation of proxies from their respective shareholders. Information regarding the participants and their security holdings can be found in each of Umpqua's and Sterling's most recent proxy statements filed with the SEC and the joint proxy statement/prospectus when it is filed with the SEC. All documents filed with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and from Umpqua by directing a request to Umpqua Holdings Corporation, Attention: Investor Relations, One Southwest Columbia, Suite 1200, Portland, OR 97258, and from Sterling by directing a request to Sterling Financial Corporation, Investor Relations, 111 North Wall Street, Spokane, WA 99201.

Merger of like-minded neighbors with a shared vision of the future

Strategically attractive	› $22bn in assets and 394 stores across five states, focused on consumers and businesses seeking a strong, locally-run community bank on the West Coast › Complementary branch footprints offer both market density and opportunity for consolidation › Leverages Umpqua brand and operating strategy › Increases presence in attractive metro markets (Seattle, Portland, Bay Area) › Combined footprint is growing faster than both peer medians and national averages
Low-risk, high-return opportunity for both sides	› Right timing: credit profiles of both institutions are stable › Strong team: focused on execution with significant merger integration experience › Meaningful cost synergies: targeting 30% of Sterling's core noninterest expenses › Compelling returns: pro-forma profitability significantly improved, exceeds peer median
Financially compelling	› 12%+ EPS accretion to Umpqua[1] › Tangible book value earnback of 2.5 years (0.75 year spot earnback) › ~15% IRR › 13-15% pro-forma ROATCE, a material increase over the two standalone companies and higher than pro-forma peers

[1] Based on 2015E EPS excluding announced restructuring expenses; refer to page 13 for detailed financial impact

Merger summary

Name:	› Umpqua Holdings Corporation / Umpqua Bank
Headquarters:	› Portland, OR
Management:	› President and CEO of Umpqua Holdings, Ray Davis › Co-Presidents of Umpqua Bank, Cort O'Haver and Greg Seibly
Board:	› 9 Umpqua (including Chair) / 4 Sterling
Timing:	› Expected to close in 1H 2014, subject to customary approvals
Ownership:	› 51% Umpqua / 49% Sterling
Consideration:	› 1.671 Umpqua shares and $2.18 in cash for each Sterling share • Equivalent to $30.52[1] per Sterling share • 15% premium to Sterling's September 11, 2013, closing stock price • 16% premium to Sterling's 30-day average closing stock price
Deal value:	› $1,968mm • 18.8x IBES 2015E EPS • 12.2x synergized 2015E EPS[2] • 1.67x Q2 2013 tangible book value (vs. 1.70x for $500mm-$2.5bn U.S. bank mergers and acquisitions[3] since January 2012)

[1] Based on Umpqua closing share price of $16.96 on September 11, 2013
[2] Reflects after-tax impact of run-rate cost savings; does not include fair value or other transaction adjustments
[3] Sample includes eleven bank sector M&A transactions with deal value of $500mm-$2.5bn which were announced since January 1, 2012

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Strategic fit

Natural partners with scale in complementary geographies and business lines

	Umpqua[1]	Sterling[1]	Pro-forma[2]
Assets:	$11.4bn	$9.9bn	$22.0bn
Loans:	7.4bn	7.3bn	15.4bn
Deposits:	9.0bn	6.6bn	16.1bn
Tangible common equity:	1.0bn	1.2bn	1.8bn
Market capitalization:	1.9bn	1.7bn	3.6bn
Footprint:			
Oregon:			✓
Washington:			✓
Northern California/Bay Area:			✓
Community bank heritage:			✓
Fee income generation:			
Wealth management:			✓
Mortgage banking:			✓
Merger integration experience:			✓

Note: Logos correspond to greater market presence or scale

[1] Standalone financials as of June 30, 2013 (not pro forma for Umpqua's acquisition of Financial Pacific or Sterling's pending acquisition of Commerce National)

[2] Pro-forma financials at 1H 2014 closing, reflecting Umpqua's acquisition of Financial Pacific, Sterling's pending acquisition of Commerce National, merger adjustments and Sterling balance sheet restructuring

Highly complementary and diversifying loan and deposit profiles

Pro-forma loan and deposit composition

Regulatory loan composition

Umpqua


Consumer 1%
Other 2%
1-4 Family 10%
Home equity 4%
Multifamily 5%
C&I 20%
C&D 5%
CRE 53%

Total = $7.4bn
Yield on loans: 5.13%

Sterling


Consumer 4%
C&I 8%
C&D 3%
1-4 Family 19%
Home equity 5%
CRE 33%
Multifamily 27%

Total = $7.3bn
Yield on loans: 4.89%

Pro-forma


Consumer 2%
Other 1%
C&I 14%
1-4 Family 14%
C&D 4%
Home equity 5%
CRE 43%
Multifamily 16%

Total = $14.7bn
Yield on loans: 5.01%

GAAP deposit composition

Umpqua


CD 21%
Transaction 37%
Savings & MMDA 41%

Total = $9.0bn
Cost of deposits: 0.26%

Sterling


CD 27%
Transaction 38%
Savings & MMDA 35%

Total = $6.6bn
Cost of deposits: 0.37%

Pro-forma


CD 24%
Transaction 37%
Savings & MMDA 39%

Total = $15.6bn
Cost of deposits: 0.31%

Source: Company filings, SNL Financial
Note: Standalone financials as of June 30, 2013 (not pro forma for Umpqua's acquisition of Financial Pacific or Sterling's pending acquisition of Commerce National)

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STERLINGBANK

Enhanced scale and regional leadership

Leading combined franchise in attractive I-5 corridor

Pro-forma branch map


WA
Spokane
Seattle
Portland
ID
OR
Boise
CA
Reno
NV
San Francisco
Umpqua
Sterling

Oregon deposit market share

	Institution	Branches	Deposits $mm	Deposits Share
1	Bank of America	72	$17,650	26.7%
2	U.S. Bancorp	196	11,349	17.1%
3	Wells Fargo	123	9,000	13.6%
(4)	**Pro-forma**	**134**	**6,492**	**9.8%**
4	Umpqua	78	4,659	7.0%
5	JPMorgan Chase	118	4,319	6.5%
6	KeyCorp	79	3,303	5.0%
7	Columbia	72	2,276	3.4%
8	Washington Federal	50	2,176	3.3%
9	Sterling	56	1,833	2.8%
10	BancWest	30	1,044	1.6%

Washington deposit market share

	Institution	Branches	Deposits $mm	Deposits Share
1	Bank of America	195	$23,486	20.7%
2	Wells Fargo	154	12,567	11.1%
3	U.S. Bancorp	188	11,841	10.5%
4	JPMorgan Chase	212	10,178	9.0%
5	KeyCorp	164	8,492	7.5%
6	Washington Federal	83	5,075	4.5%
(7)	**Pro-forma**	**116**	**4,611**	**4.1%**
7	Sterling	84	3,543	3.1%
8	Columbia	86	3,523	3.1%
9	W.T.B. Financial	26	3,000	2.7%
18	Umpqua	32	1,069	0.9%

Source: Company filings, FDIC, SNL Financial
Note: Branch deposit data as of June 30, 2012; pro forma for pending acquisitions

Top 3 among independent banks in 10 of 11 primary markets

Pro-forma top MSAs

		Umpqua		Sterling		Combined[2]					Demographics
		Branches	Deposits ($mm)	Branches	Deposits ($mm)	Branches	Deposits ($mm)	Rank	Independent Rank[1]	Market share	2012-17 Population Growth
Powerful new scale in Portland and Seattle	Portland, OR	31	$1,668	22	$1,047	53	$2,715	5	1	7.4%	5.5%
	Seattle, WA	27	728	21	903	48	1,631	9	3	2.5%	6.0%
Meaningful competitor in other major markets	Sacramento, CA	21	$973	-	-	21	$973	8	1	2.9%	4.0%
	Roseburg, OR	9	919	1	19	10	938	1	1	63.7%	2.1%
	Eugene, OR	9	703	3	41	12	743	1	1	18.4%	3.3%
	Spokane, WA	-	-	9	716	9	716	3	2	11.8%	5.1%
	Santa Rosa, CA	3	45	9	637	12	682	5	3	6.8%	2.5%
	Medford, OR	9	446	4	126	13	572	1	1	21.1%	4.0%
	Coos Bay, OR	5	308	5	209	10	517	1	1	65.4%	-0.1%
	San Francisco, CA	7	273	4	196	11	469	25	12	0.2%	4.4%
	Reno, NV	4	299	-	-	4	299	7	3	3.9%	3.9%

Source: Company filings, FDIC, SNL Financial
Note: Branch deposit data as of June 30, 2012; pro forma for pending acquisitions
[1] Excludes institutions with national operations outside of the Pacific Northwest
[2] The market data shown does not give effect to any divestitures that may be required in connection with completing the merger

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"Welcome to the world's greatest bank"

Revenue enhancements from converting Sterling branches into Umpqua stores identified but not factored into pro forma merger impact


welcome to the world's greatest bank
UMPQUA
B·A·N·K










61°

Umpqua's unique operating strategy maximizes growth and shareholder value

Strategy

- Umpqua is one of the country's most innovative community banks
  - Approach recognized nationally and internationally, including: WSJ, NYT, CNBC, CNN, Euromoney, Fast Company and The Economist

"Stores"

- Pioneered retail model with bank stores not branches
- Store concept differentiates company, creates distinct customer experience
- Stores serve as community hubs
  - Inviting design includes computer cafes, coffee and space for gathering
  - Exchange rooms and resource centers engage and inspire individuals and businesses
  - Incorporate digital tools to engage multiple generations
  - Operate efficiently: cross-trained universal associate staff model, centralized backroom operations

Iconic culture

- Recognized regionally and nationally as one of the country's best companies; highlights include:
  - Only community bank named to Fortune's "Top 100 Companies to Work For" list each of the last seven years
  - Named "Oregon's Most Admired Financial Services Company" each of the last eight years

AMERICAN BANKER BEST BANKS TO WORK FOR 2013

TOP 150 NATIONAL TOP WORKPLACES

BUSINESS JOURNAL OREGON'S MOST ADMIRED COMPANIES

Forbes 2012 BEST BANKS IN AMERICA

Financially compelling combination

Key merger assumptions

Cost synergies:	› 30% of Sterling's core cash operating expenses, or 14% of combined expenses › Staggered phase-in: 50% in 2014, 100% thereafter › 42 branches within two miles of each other (11% of combined)
Revenue synergies	› Significant achievable opportunities, but none included in merger economics
One-time charges:	› Pre-tax restructuring charge of $80mm
Sterling balance sheet restructuring:	› Reduce liability sensitivity with term placement on wholesale borrowings, and other balance sheet restructuring
Sterling branch divestiture:	› Limited expected HHI-related branch divestitures in certain Oregon markets
Core deposit intangible:	› ~1.25% of Sterling's non-time deposits amortized over 10 years (sum-of-the-years digits methodology)
Other earnings adjustments:	› Durbin: Annual interchange-related revenue loss estimated at $6mm pre-tax once subject to Durbin[1] › Sterling branch renovation: Estimated $40.8mm pre-tax cost, depreciated over 10 years (straight-line methodology)
Credit mark:	› $250mm gross pre-tax mark on loans (3.2% of gross loans at closing) › Equivalent to 1.5x Q2 2013 NPAs, 16.5x LTM net charge-offs of $15mm and 17% through-the-cycle losses[2]
Rate mark:	› Net $(47mm) pre-tax rate mark, reflecting impacts of ($52mm) discount on loans, ($25mm) premium on time deposits, ($56mm) premium on repurchase agreements and ($5mm) premium on FHLB borrowings; and impact of $91mm discount on trust preferred
Other marks:	› $5mm MSR write-up, ($2mm) mark on other assets, ($33mm) mark on other liabilities
Sterling DTA:	› Sterling's current ~$290mm net deferred tax asset is transferrable to the pro-forma company

[1] Based on current Federal Reserve rule
[2] 1Q08–2Q13 net charge-offs of $1.3bn plus $250mm credit mark as a percentage of 4Q07 gross loans of $9.1bn

Value and upside for all shareholders, meaningful EPS accretion and short earnback

Overview

Logical combination	› Leverages excess capital of both Umpqua and Sterling › Cost savings and Sterling balance sheet restructuring greatly improve pro-forma operating metrics
Value creation	› ~$500mm present value of cost savings net of restructuring charges › Pro-forma ownership aligns shareholder interests
Upside valuation potential	› 13-15% pro-forma return on tangible common equity exceeds median of $15-25bn peers

Merger impact

2015[1] EPS (100% synergy phase in)		
	IBES	Pro-forma
Accretion to Umpqua	$1.19	12%+
Tangible book value per share		
Dilution to Umpqua[2]		(4.6%)
Earnback to Umpqua (spot at close)		0.75 years
Earnback to Umpqua (pro-forma)		2.5 years
Capital at close	UMPQ	
TCE/TA	8.8%	9.0%
Tier 1 common	11.1%	10.6%
Internal rate of return		~15%

[1] 2015E EPS excludes announced restructuring expenses
[2] See detailed tangible book value per share dilution calculation in Appendix

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Robust pro-forma operating performance compares favorably to peers

Key performance metrics

	Umpqua Q2 2013	Sterling Q2 2013	Pro-forma[1]	$15-25bn peers[2] Q2 2013
ROAA	0.9%	1.2%	**1.2% – 1.3%**	1.0%
ROATCE	10.3%	9.7%	**13% – 15%**	12.4%
Efficiency ratio	66%	63%	**55% – 60%**	63%
Loans / deposits	81%	106%	**90% – 95%**	83%

Source: Company filings, SNL Financial

[1] Pro-forma column assumes estimated cost savings are fully phased in

[2] Peer set includes 20 US public banks with total assets of $15-25bn

Well-positioned to successfully execute

- **Integration risks mitigated**
  - Complementary branch networks with opportunity for consolidation
  - Complementary product offerings and skill sets
  - Strong regional brand
  - Both credit profiles are stable
- **Compatible corporate culture and strategy**
  - Both companies committed to high performance
  - Community-based consumer and commercial banking strategy
- **Management uniquely positioned to successfully execute transaction**
  - Successful acquisition integration a core competency for both companies: since 2000, Umpqua has completed 12 bank/branch acquisitions and Sterling has completed nine

Merger summary

Strategically attractive

Low-risk, high-return opportunity for both sides

Financially compelling

Appendix

Thorough reciprocal due diligence completed

Credit

- Comprehensive credit due diligence process to review Umpqua and Sterling's loan portfolios
- Conservative credit mark of 3.2% of Sterling's gross loans
- 23% of loans were reviewed, including 74% of loans greater than $5mm
- Experienced third party validation of mark

Operations

- Direct meetings between counterparts at each company
- Thorough review of each company's store network including mutual site visits
- Extensive review of systems and compliance functions

Tangible book value per share dilution detail

Reflective of projected marks, rate environment and pending transactions as of announcement

Walk-forward to closing capital

		$mm	# of shares	$ per share
Umpqua pro forma for Financial Pacific	Reported Q2 2013 tangible book value	$1,032	111.9	$9.23
	(–) Impact of Financial Pacific acquisition	(95)	0.0	(0.85)
	Pro-forma tangible book value	**$938**	**111.9**	**$8.38**
Adjustments to Umpqua between announcement and closing	(+) Three quarters of IBES earnings	$85		
	(–) Three quarters of $0.15/share dividend	(50)		
	(+) Three quarters of intangible amortization	3		
	Projected Q1 2014 tangible book value	**$976**	**111.9**	**$8.72**
Sterling merger adjustments	(+) Equity consideration to Sterling	$1,828	107.8	
	(–) Intangibles created (detail to right)	(925)		
	(–) After-tax restructuring charge	(52)		
	Pro-forma tangible book value	**$1,827**	**219.7**	**$8.32**

Accretion/(dilution)	
Per share - $	($0.40)
Per share - %	(4.6%)

Calculation of intangibles created

	$mm
Deal value	$1,968
Sterling TCE at closing[1]	1,178
(–) Net after-tax credit mark	(67)
(–) After-tax rate and other marks	(46)
Adjusted tangible book value	**$1,066**
Excess over adjusted TBV	903
(–) Core deposit intangible created	(63)
(+) DTL on CDI	22
Goodwill created	**$862**
Intangibles created (goodwill + CDI)	**925**

[1] Sterling's projected TCE at closing equals reported Q2 2013 tangible book value of $1,152mm plus: ($14)mm impact of pending Commerce National acquisition, $76mm (three quarters of IBES earnings), ($37)mm (three quarters of $0.20/share dividend), $3mm (three quarters of intangible amortization)

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